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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): May 28, 2004


           CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2004, providing for the issuance of the CHL Mortgage Pass-Through Trust 2004-J5, Mortgage Pass-Through Certificates, Series 2004-J5).


                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


        Delaware                     333-109248                   95-4449516
        --------                     ----------                ---------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)



           4500 Park Granada
           Calabasas, California                                 91302
         -------------------------                            ----------
           (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5.  Other Events.
         ------------

         On May 28, 2004, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-J5. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.




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Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1. The Pooling and Servicing Agreement, dated as of May 1, 2004, by and among the Company, Sellers, Master Servicer and the Trustee.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CWMBS, INC.



                                           By: /s/ Darren Bigby
                                              ---------------------------------
                                              Darren Bigby
                                              Vice President



Dated:  August 6, 2004



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                                  Exhibit Index
                                  -------------



Exhibit                                                                   Page
-------                                                                   ----

99.1.      Pooling and Servicing Agreement,
           dated as of May 1, 2004, by and
           among, the Company, Sellers,
           Master Servicer and the Trustee.                                 6




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